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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



       As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 333-08249, 333-08251, 333-08257, and 333-08303).

                                                         Arthur Andersen LLP

San Antonio, Texas
December 20, 1996





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